UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant's telephone number, including area code:		(713) 626-1919
Date of fiscal year end:	02/28
Date of reporting period:	02/29/20

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2020

Invesco Bond Fund

NYSE: VBF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 341-2929 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund com- plex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Supplemental Information

6 Changes to Investment Policies

7 Dividend Reinvestment Plan

8 Schedule of Investments

20 Financial Statements

23 Financial Highlights

24 Notes to Financial Statements

31Report of Independent Registered Public Accounting Firm

32Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about your Fund's performance and portfolio holdings. In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Bond Fund

Dear Fellow Shareholders:
Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
Bruce Crockett	￿ Assessing each portfolio management team's investment performance within the context of the fund's investment strategy.

￿ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub- advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Bond Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Invesco Bond Fund (the Fund), at net asset value (NAV), underperformed its benchmark, the Bloomberg Barclays Baa U.S. Corporate Bond Index. The Fund's return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. Market price reflects the sup- ply and demand for Fund shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance

Total returns, 2/28/19 to 2/29/20

Fund at NAV	16.34%
Fund at Market Value	15.13
Bloomberg Barclays Baa U.S. Corporate Bond Index￿ (Style-Specific Index)	16.68
Market Price Discount to NAV as of 2/29/20	—7.32
Source(s): ￿ FactSet Research Systems Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvest- ment of distributions (if any) and changes in NAV for performance based on NAV and changes in mar- ket price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

•The need to limit or reduce exposure to a particular sector or issuer.

•Degradation of an issuer's credit quality.

•Realignment of a valuation target.

•Presentation of a better relative value opportunity.

Market conditions and your Fund

During the fiscal year, US Treasury yields fell considerably, especially in February 2020, as concerns regarding the spread of the corona- virus took hold. The US credit market per- formed strongly over the fiscal year, with re- turns above 15%, as measured by the Bloomberg Barclays Credit Index. Investment grade credit spreads tightened for most of the fiscal year. However, despite some widen- ing in the last two months stemming from fears of the Coronavirus (COVID-19), spreads ended the fiscal year unchanged. As a result, the primary driver of returns was the decline in US Treasury yields. In particular, the 10- year US Treasury yield fell from 2.73% at the beginning of the fiscal year to 1.13% as of February 29, 2020.1

During the fiscal year the US Federal Re- serve (the Fed) cut interest rates three times: in July, September and October 2019, for a total decrease of 75 basis points.2 (A basis point is one one-hundredth of a percent- age point.) As a result, the federal funds tar- get rate stood at a range of 1.50% to 1.75%

How we invest

The Fund seeks to provide interest income while conserving capital by investing primarily in fixed-rate US investment grade corporate bonds with flexibility to invest up to 20% of the Fund's total assets in non-investment grade, US dollar-denominated and non-US dollar-denominated securities of foreign issu- ers (in both developed and emerging mar- kets). The Fund may invest in government securities, asset-backed securities, commer- cial mortgage-backed securities and residen- tial mortgage-backed securities. The Fund may also invest in derivatives and other in- struments that have similar economic charac- teristics to securities in which the Fund may invest.

We believe dynamic and complex fixed in- come markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.

The Fund's security selection is supported by a team of specialists. Team members con- duct top-down macroeconomic analysis and bottom-up analysis on individual securities. Recommendations are communicated to port- folio managers through proprietary technol- ogy that allows all investment professionals to communicate in a timely manner.

Portfolio construction begins with a well- defined Fund design that establishes the tar- get investment vehicles for generating the desired "alpha" versus the Fund's benchmark as well as the risk parameters for the Fund. (Alpha is a measure of performance on a risk- adjusted basis.) Investment vehicles are evalu- ated for liquidity and risk versus relative value.

Sell decisions generally are based on:

•A conscious decision to alter the Fund's macro risk exposure (for example, duration, yield curve positioning, sector exposure).

on October 31, 2019, as well as at the end of the fiscal year.2 In addition to the decline in interest rates, US Treasury yields fell across all maturities. The out-of-index US high yield sector posted a positive return for the fiscal year, as did emerging markets credit.

The Fund, at NAV, posted a positive return for the fiscal year, but underperformed its benchmark, the Bloomberg Barclays Baa U.S. Corporate Bond Index.

The primary contributor to the Fund's per- formance relative to its benchmark during the fiscal year was security selection within the investment grade corporate sector. In par- ticular, security selection within the industrial and consumer non-cyclical sectors was the most beneficial to the Fund's relative perfor- mance. Additionally, an overweight allocation to emerging market corporate issuers, along with out-of-index exposure to high yield issu- ers, boosted relative Fund performance dur- ing the fiscal year. The Fund's slightly shorter duration relative to the benchmark was a

Portfolio Composition

By security type	% of total net assets
U.S. Dollar Denominated Bonds &
Notes	91.49%
Preferred Stocks	2.80
U.S. Treasury Securities	2.32
Security Types Each Less Than
1% of Portfolio	1.47
Money Market Funds Plus Other
Assets Less Liabilities	1.92

Top Five Debt Issuers

% of total net assets
1. AT&T, Inc.	2.90%
2. Bank of America Corp.	2.28
3. AbbVie, Inc.	1.84
4. American Airlines Pass Through
Trust	1.80
5. Cigna Corp.	1.77

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2020.

4Invesco Bond Fund

minor drag on relative performance, as inter- est rates fell considerably during the fiscal year.

The Fund may use active duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio's price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasiz- ing particular points (maturities) along the yield curve with favorable risk-return expecta- tions. During the fiscal year, duration of the portfolio was maintained near the Fund's benchmark, on average, and the timing of changes and the degree of variance from the Fund's benchmark detracted from relative Fund returns. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to seek to maintain our targeted portfolio duration during the fiscal year.

Part of the Fund's strategy in seeking to manage currency risk in the portfolio during the fiscal year entailed purchasing and selling currency derivatives. Management of cur- rency risk was carried out via currency for- wards on an as-needed basis and we believe it was effective in managing the currency posi- tioning within the Fund during the fiscal year. Derivatives can be a cost-effective way to gain exposure to asset classes. However, de- rivatives may amplify traditional investment risks through the creation of leverage and maybe less liquid than traditional securities.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for similar securities. We are monitor- ing interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments.

Thank you for investing in Invesco Bond Fund and for sharing our long-term invest- ment horizon.

1Source: US Department of the Treasury

2 Source: US Federal Reserve

Portfolio Managers:

Matt Brill

Chuck Burge

Michael Hyman

Scott Roberts

Todd Schomberg

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Bond Fund

Invesco Bond Fund's investment objective is to seek interest income while conserving capital.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports, visit invesco.com/fundreports.

About indexes used in this report

￿The Bloomberg Barclays Baa U.S. Cor- porate Bond Index is the Baa component of the Bloomberg Barclays U.S. Corporate Investment Grade Index.

￿The Bloomberg Barclays U.S. Corporate Investment Grade Index is an unman- aged index considered representative of fixed-rate investment grade taxable bond debt.

￿The Bloomberg Barclays Credit Index is considered representative of publicly- issued, SEC-registered US corporate and specified foreign debentures and secured notes.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Changes to the Fund's Investment Policy

The following changes to the Fund's invest- ment policies were made in order for the Fund to access additional opportunities to pursue its investment objective. The Fund may invest up to 5% of its net assets in bank loans, loan participations and assignments. Loans and loan participations are interests in amounts owed by corporate, governmental or other borrowers to another party. A loan assignment is a right against the borrower on the loan. The purchaser of an assignment typically succeeds to all the rights and obli- gations under the loan agreement between the lender and the borrower.

Risks of Investing in Bank Loans, Loan Participations and Assignments. Bank loans are subject to the risk of default.

Default in the payment of interest or prin- cipal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund's net asset value. The risk of default will increase in the event of an eco- nomic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet sched- uled payments. Bank loans that are rated below investment grade share the same risks of other below investment grade se- curities.

The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a participation and only upon receipt by the lender of the pay- ments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the Fund may not directly benefit from any collateral supporting a loan in which it has pur- chased a participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation.

The rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loans, loan participations and assignments could be sold only to a limited number of institu- tional investors. If there is no active sec- ondary market for a loan, it may be more difficult to price the loan or to sell the in- terests in such a loan at a price that is acceptable. In addition, loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933, as amended, or the Securities Ex- change Act of 1934, as amended, and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6Invesco Bond Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

￿Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

￿Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition , transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

￿Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The state- ment shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also ac- cess your account at invesco.com/closed-end.

￿Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your pur- chase will automatically enroll you in the Plan. If your shares are held in "street name" — in the name of your brokerage firm, bank, or other fi- nancial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven't participated in the Plan in the past or chose to opt out, you are still eligible to partici- pate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computer- share Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally 10 business days before the Distribution is paid. If your authoriza- tion arrives after such record date, your participa- tion in the Plan will begin with the following Distri- bution.

How the Plan works

If you choose to participate in the Plan, your Dis- tributions will be promptly reinvested for you, au- tomatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you'll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.Premium: If the Fund is trading at a premium - a market price that is higher than its NAV - you'll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an inves- tor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduc- tion may be taxable because you are receiv- ing shares at less than market price.

2.Discount: If the Fund is trading at a discount - a market price that is lower than its NAV - you'll pay the market price for your rein- vested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan's fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount , the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transac- tions because shares are purchased for all partici- pants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commis- sions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax infor- mation contained herein is general and is not ex- haustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly chang- ing. Shareholders should always consult a legal or tax adviser for information concerning their indi- vidual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all sharehold- ers listed on the account sign these written in- structions. If you withdraw, you have three op- tions with regard to the shares held in the Plan:

1.If you opt to continue to hold your non- certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book- Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.You may sell your shares through your finan- cial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Partici- pants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropri- ate to comply with applicable law or the rules and policies of the Securities and Exchange Commis- sion or any other regulatory authority, such writ- ten notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Cli- ent Services department at 800 341 2929 or visit invesco.com/closed-end.

7Invesco Bond Fund

Schedule of Investments(a)

February 29, 2020

Principal

AmountValue

U.S. Dollar Denominated Bonds & Notes–91.49%

Advertising–0.24%
Lamar Media Corp.,
3.75%, 02/15/2028(b)	$430,000	$432,279
4.00%, 02/15/2030(b)	146,000	146,365
		578,644
Aerospace & Defense–0.08%
Moog, Inc., 4.25%, 12/15/2027(b)	26,000	26,520
Spirit AeroSystems, Inc., 4.60%,
06/15/2028	16,000	15,899
TransDigm, Inc.,
6.50%, 07/15/2024	12,000	12,295
6.50%, 05/15/2025	37,000	38,269
6.38%, 06/15/2026	48,000	49,411
Triumph Group, Inc., 7.75%,
08/15/2025	55,000	54,610
		197,004
Agricultural & Farm Machinery–0.02%
Titan International, Inc., 6.50%,
11/30/2023	77,000	57,974
Air Freight & Logistics–0.01%
XPO Logistics, Inc., 6.50%,
06/15/2022(b)	15,000	15,018
Airlines–5.84%
American Airlines Pass Through Trust,
Series 2017-1, Class B, 4.95%,
02/15/2025	378,292	406,688
Series 2016-1, Class AA, 3.58%,
01/15/2028	362,407	397,596
Series 2019-1, Class B, 3.85%,
02/15/2028	473,108	496,432
Series 2017-1, Class AA, 3.65%,
02/15/2029	502,975	554,676
Series 2017-2, Class A, 3.60%,
10/15/2029	584,367	626,263
Series 2017-2, Class AA, 3.35%,
10/15/2029	728,622	788,109
Series 2019-1, Class AA, 3.15%,
02/15/2032	965,896	1,042,587
Avianca Holdings S.A. (Colombia),
9.00%, 05/10/2023(b)	253,000	214,417
British Airways Pass Through Trust
(United Kingdom),
Series 2019-1, Class A, 3.35%,
06/15/2029(b)	341,000	363,532
Series 2019-1, Class AA, 3.30%,
12/15/2032(b)	805,924	878,413
Delta Air Lines Pass Through Trust,
Series 2019-1, Class A, 3.40%,
04/25/2024	470,000	500,547
Series 2019-1, Class AA, 3.20%,
04/25/2024	679,000	721,933
Delta Air Lines, Inc.,
3.80%, 04/19/2023	283,000	294,627
2.90%, 10/28/2024	979,000	987,501
3.75%, 10/28/2029	476,000	477,742
	Principal
	Amount	Value
Airlines–(continued)
LATAM Airlines Group S.A. Pass Through
Trust (Chile), Series 2015-1, Class A,
4.20%, 11/15/2027	$1,101,845	$ 1,141,343
Norwegian Air Shuttle ASA Pass Through
Trust (Norway), Series 2016-1,
Class B, 7.50%, 11/10/2023(b)	484,750	514,131
Southwest Airlines Co., 2.63%,
02/10/2030	40,000	40,268
United Airlines Pass Through Trust,
Series 2014-2, Class B, 4.63%,
09/03/2022	410,440	428,781
Series 2016-1, Class B, 3.65%,
01/07/2026	347,227	363,758
Series 2019-2, Class B, 3.50%,
05/01/2028	362,000	375,601
Series 2018-1, Class A, 3.70%,
03/01/2030	654,184	702,050
Series 2018-1, Class AA, 3.50%,
03/01/2030	615,871	670,572
Series 2019-1, Class A, 4.55%,
08/25/2031	298,859	343,796
Series 2019-1, Class AA, 4.15%,
08/25/2031	582,184	659,667
		13,991,030
Alternative Carriers–0.23%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	50,000	51,987
Series Y, 7.50%, 04/01/2024	48,000	53,900
4.00%, 02/15/2027(b)	221,000	222,635
Level 3 Financing, Inc.,
5.38%, 05/01/2025	97,000	99,223
5.25%, 03/15/2026	108,000	111,710
		539,455
Aluminum–0.10%
Alcoa Nederland Holding B.V., 6.75%,
09/30/2024(b)	200,000	205,502
Novelis Corp., 4.75%, 01/30/2030(b)	33,000	32,494
		237,996
Apparel Retail–0.07%
L Brands, Inc.,
6.88%, 11/01/2035	91,000	92,526
6.75%, 07/01/2036	49,000	49,740
Michaels Stores, Inc., 8.00%,
07/15/2027(b)	44,000	36,760
		179,026
Apparel, Accessories & Luxury Goods–0.03%
Hanesbrands, Inc.,
4.63%, 05/15/2024(b)	11,000	11,518
4.88%, 05/15/2026(b)	63,000	66,109
		77,627
Asset Management & Custody Banks–2.25%
Affiliated Managers Group, Inc., 4.25%,
02/15/2024	1,215,000	1,320,938
Apollo Management Holdings L.P.,
4.95%, 01/14/2050(b)(c)	840,000	845,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8Invesco Bond Fund

	Principal
	Amount	Value
Asset Management & Custody Banks–(continued)
Blackstone Holdings Finance Co. LLC,
5.00%, 06/15/2044(b)	$1,090,000	$1,412,413
Carlyle Holdings II Finance LLC, 5.63%,
03/30/2043(b)	1,425,000	1,809,730
		5,388,585
Auto Parts & Equipment–0.06%
Dana Financing Luxembourg S.a.r.l.,
5.75%, 04/15/2025(b)	22,000	22,724
Dana, Inc., 5.38%, 11/15/2027	37,000	37,462
Panther BF Aggregator 2 L.P./Panther
Finance Co., Inc. (Canada),
6.25%, 05/15/2026(b)	23,000	23,669
8.50%, 05/15/2027(b)	30,000	30,581
Tenneco, Inc., 5.00%, 07/15/2026	29,000	25,013
		139,449
Automobile Manufacturers–2.75%
Ford Motor Credit Co. LLC,
5.09%, 01/07/2021	422,000	433,045
3.35%, 11/01/2022	961,000	970,457
5.58%, 03/18/2024	750,000	802,949
General Motors Financial Co., Inc.,
5.10%, 01/17/2024	347,000	380,028
Hyundai Capital America,
2.85%, 11/01/2022(b)	398,000	408,255
4.30%, 02/01/2024(b)	2,158,000	2,325,368
2.65%, 02/10/2025(b)	395,000	402,915
J.B. Poindexter & Co., Inc., 7.13%,
04/15/2026(b)	89,000	94,198
Toyota Motor Credit Corp., 2.15%,
02/13/2030	373,000	377,758
Volkswagen Group of America
Finance LLC (Germany), 2.65% (3 mo.
USD LIBOR + 0.94%),
11/12/2021(b)(c)	403,000	407,133
		6,602,106
Automotive Retail–0.21%
Advance Auto Parts, Inc., 4.50%,
12/01/2023	300,000	329,899
Asbury Automotive Group, Inc., 4.75%,
03/01/2030(b)	19,000	19,380
Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	19,000	19,863
4.63%, 12/15/2027(b)	18,000	18,471
Murphy Oil USA, Inc., 5.63%,
05/01/2027	37,000	39,207
Penske Automotive Group, Inc., 5.50%,
05/15/2026	85,000	88,345
		515,165
Biotechnology–2.15%
AbbVie, Inc.,
2.60%, 11/21/2024(b)	1,288,000	1,331,887
3.20%, 11/21/2029(b)	1,032,000	1,090,712
4.05%, 11/21/2039(b)	1,135,000	1,255,694
4.88%, 11/14/2048	594,000	732,083
Amgen, Inc.,
2.45%, 02/21/2030	185,000	188,324
3.15%, 02/21/2040	358,000	370,185
3.38%, 02/21/2050	184,000	188,083
		5,156,968
	Principal
	Amount	Value
Brewers–0.26%
Anheuser-Busch InBev Worldwide, Inc.
(Belgium), 8.00%, 11/15/2039	$ 361,000	$585,361
Molson Coors Beverage Co., 5.00%,
05/01/2042	42,000	47,597
		632,958
Broadcasting–0.78%
AMC Networks, Inc.,
5.00%, 04/01/2024	39,000	39,292
4.75%, 08/01/2025	10,000	9,988
Gray Television, Inc., 7.00%,
05/15/2027(b)	28,000	30,425
iHeartCommunications, Inc., 8.38%,
05/01/2027	46,000	50,039
NBCUniversal Media LLC, 5.95%,
04/01/2041	1,193,000	1,739,816
		1,869,560
Building Products–0.06%
Advanced Drainage Systems, Inc.,
5.00%, 09/30/2027(b)	23,000	23,842
Standard Industries, Inc.,
6.00%, 10/15/2025(b)	100,000	104,749
5.00%, 02/15/2027(b)	17,000	17,492
		146,083
Cable & Satellite–2.40%
CCO Holdings LLC/CCO Holdings Capital
Corp.,
5.75%, 09/01/2023	95,000	96,081
5.75%, 02/15/2026(b)	213,000	221,850
4.50%, 08/15/2030(b)	24,000	24,315
Charter Communications Operating LLC/
Charter Communications Operating
Capital Corp.,
4.91%, 07/23/2025	1,257,000	1,409,253
5.38%, 04/01/2038	317,000	364,592
5.75%, 04/01/2048	345,000	412,033
Comcast Corp.,
3.95%, 10/15/2025	250,000	279,963
6.45%, 03/15/2037	580,000	857,329
4.60%, 10/15/2038	355,000	447,494
3.25%, 11/01/2039	125,000	135,406
3.45%, 02/01/2050	530,000	585,922
CSC Holdings LLC,
6.75%, 11/15/2021	67,000	71,038
5.25%, 06/01/2024	94,000	101,833
10.88%, 10/15/2025(b)	200,000	219,815
DISH DBS Corp.,
5.88%, 11/15/2024	40,000	41,113
7.75%, 07/01/2026	22,000	23,681
Sirius XM Radio, Inc., 5.38%,
07/15/2026(b)	41,000	42,530
Telenet Finance Luxembourg Notes S.a
r.l. (Belgium), 5.50%,
03/01/2028(b)	200,000	212,200
Virgin Media Secured Finance PLC (United
Kingdom), 5.50%, 08/15/2026(b)	200,000	206,278
		5,752,726

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Bond Fund

	Principal
	Amount	Value
Casinos & Gaming–0.09%
Boyd Gaming Corp.,
6.38%, 04/01/2026	$ 20,000	$20,887
6.00%, 08/15/2026	20,000	20,601
MGM Resorts International,
7.75%, 03/15/2022	42,000	46,065
6.00%, 03/15/2023	67,000	72,248
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp., 5.50%,
03/01/2025(b)	57,000	56,073
		215,874
Coal & Consumable Fuels–0.04%
SunCoke Energy Partners L.P./SunCoke
Energy Partners Finance Corp.,
7.50%, 06/15/2025(b)	105,000	94,761
Commodity Chemicals–0.17%
Alpek S.A.B. de C.V. (Mexico), 4.25%,
09/18/2029(b)	246,000	257,193
Koppers, Inc., 6.00%, 02/15/2025(b)	37,000	36,537
Nufarm Australia Ltd./Nufarm Americas,
Inc. (Australia), 5.75%,
04/30/2026(b)	25,000	24,696
Olin Corp., 5.63%, 08/01/2029	85,000	85,906
		404,332
Communications Equipment–0.05%
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	50,000	52,744
5.25%, 08/01/2026	51,000	56,054
		108,798
Construction & Engineering–0.03%
AECOM, 5.13%, 03/15/2027	24,000	24,867
Valmont Industries, Inc., 5.00%,
10/01/2044	42,000	48,421
		73,288
Construction Machinery & Heavy Trucks–0.11%
Ashtead Capital, Inc. (United Kingdom),
4.00%, 05/01/2028(b)	255,000	257,734
Construction Materials–1.28%
Carrier Global Corp.,
2.24%, 02/15/2025(b)	832,000	847,449
2.72%, 02/15/2030(b)	663,000	673,946
3.38%, 04/05/2040(b)	649,000	667,183
3.58%, 04/05/2050(b)	439,000	451,439
CRH America Finance, Inc. (Ireland),
3.95%, 04/04/2028(b)	384,000	435,838
		3,075,855
Consumer Finance–1.41%
Ally Financial, Inc.,
8.00%, 03/15/2020	31,000	31,074
4.13%, 03/30/2020	950,000	952,859
5.13%, 09/30/2024	34,000	37,737
4.63%, 03/30/2025	223,000	243,515
Capital One Financial Corp., 3.75%,
03/09/2027	1,210,000	1,322,829
Credit Acceptance Corp.,
5.13%, 12/31/2024(b)	163,000	168,298
6.63%, 03/15/2026(b)	280,000	294,670
	Principal
	Amount	Value
Consumer Finance–(continued)
Navient Corp.,
8.00%, 03/25/2020	$ 17,000	$17,089
7.25%, 01/25/2022	25,000	26,357
7.25%, 09/25/2023	184,000	198,258
5.00%, 03/15/2027	82,000	79,515
		3,372,201
Copper–0.71%
Freeport-McMoRan, Inc.,
5.00%, 09/01/2027	623,000	616,066
4.13%, 03/01/2028	441,000	418,443
4.25%, 03/01/2030	441,000	415,532
5.40%, 11/14/2034	187,000	182,826
Taseko Mines Ltd. (Canada), 8.75%,
06/15/2022(b)	75,000	67,711
		1,700,578
Data Processing & Outsourced Services–0.21%
Alliance Data Systems Corp., 4.75%,
12/15/2024(b)	41,000	40,334
Cardtronics, Inc./Cardtronics USA, Inc.,
5.50%, 05/01/2025(b)	36,000	37,005
PayPal Holdings, Inc., 2.65%,
10/01/2026	411,000	429,620
		506,959
Department Stores–0.02%
Kohl's Corp., 5.55%, 07/17/2045	42,000	45,066
Diversified Banks–12.40%
Africa Finance Corp. (Supranational),
4.38%, 04/17/2026(b)	1,080,000	1,168,949
ANZ New Zealand (Int'l) Ltd. (New
Zealand), 2.13%, 07/28/2021(b)	815,000	824,126
Australia & New Zealand Banking Group Ltd.
(Australia),
2.95%, 07/22/2030(b)(c)	403,000	412,214
6.75%(b)(c)(d)	765,000	864,133
Banco del Estado de Chile (Chile),
2.70%, 01/09/2025(b)	345,000	349,312
Bank of America Corp.,
3.86%, (3 mo. USD LIBOR + 0.94%),
07/23/2024(c)	773,000	827,487
7.75%, 05/14/2038	765,000	1,238,724
Series AA, 6.10%(c)(d)	1,495,000	1,658,411
Series DD, 6.30%(c)(d)	440,000	496,833
Series Z, 6.50%(c)(d)	1,130,000	1,247,929
Bank of China Ltd. (China), 5.00%,
11/13/2024(b)	540,000	603,023
BBVA Bancomer S.A. (Mexico), 4.38%,
04/10/2024(b)	535,000	571,340
BNP Paribas S.A. (France),
4.38%, 03/01/2033(b)(c)	708,000	783,146
4.50%(b)(c)(d)	674,000	644,091
Citigroup, Inc.,
5.50%, 09/13/2025	1,220,000	1,429,302
4.65%, 07/23/2048	273,000	361,959
Series Q, 5.95%(c)(d)	350,000	355,175
Series T, 6.25%(c)(d)	450,000	500,249
Series U, 5.00%(c)(d)	956,000	980,086
Series V, 4.70%(c)(d)	260,000	256,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Bond Fund

	Principal
	Amount	Value
Diversified Banks–(continued)
Federation des caisses Desjardins du
Quebec (Canada), 2.05%,
02/10/2025(b)	$ 615,000	$622,921
Global Bank Corp. (Panama), 4.50%,
10/20/2021(b)	772,000	792,458
HSBC Holdings PLC (United Kingdom),
4.00%, 03/30/2022	500,000	522,952
6.00%(c)(d)	845,000	878,661
JPMorgan Chase & Co.,
2.30%, 08/15/2021	910,000	911,683
2.70%, (3 mo. USD LIBOR + 0.89%),
07/23/2024(c)	795,000	802,163
3.63%, 12/01/2027	515,000	558,580
Series W, 2.69% (3 mo. USD LIBOR +
1.00%), 05/15/2047(c)	790,000	700,529
Series V, 5.23% (3 mo. USD LIBOR +
3.32%)(c)(d)	535,000	533,259
Royal Bank of Scotland Group PLC (The)
(United Kingdom), 3.50% (3 mo. USD
LIBOR + 1.48%), 05/15/2023(c)	894,000	923,442
SMBC Aviation Capital Finance DAC (Ireland),
3.00%, 07/15/2022(b)	474,000	489,412
4.13%, 07/15/2023(b)	552,000	593,550
Societe Generale S.A. (France),
7.38%(b)(c)(d)	295,000	308,946
7.38%(b)(c)(d)	505,000	545,120
Standard Chartered PLC (United Kingdom),
3.09%, (3 mo. USD LIBOR + 1.20%),
09/10/2022(b)(c)	442,000	445,954
4.30%, 02/19/2027(b)	300,000	322,854
7.75%(b)(c)(d)	255,000	274,887
Sumitomo Mitsui Financial Group, Inc.
(Japan), 3.04%, 07/16/2029	625,000	665,712
Wells Fargo & Co.,
5.38%, 11/02/2043	1,840,000	2,433,231
4.75%, 12/07/2046	375,000	471,723
Westpac Banking Corp. (Australia),
2.89%, 02/04/2030(c)	355,000	360,273
		29,731,711
Diversified Capital Markets–0.78%
Credit Suisse AG (Switzerland), 3.00%,
10/29/2021	519,000	531,327
Credit Suisse Group AG (Switzerland),
7.50%(b)(c)(d)	285,000	307,841
5.10%(b)(c)(d)	478,000	475,012
Macquarie Bank Ltd. (Australia),
6.13%(b)(c)(d)	530,000	560,255
		1,874,435
Diversified Chemicals–0.37%
Chemours Co. (The),
6.63%, 05/15/2023	21,000	20,274
7.00%, 05/15/2025	18,000	16,822
Dow Chemical Co. (The), 3.15%,
05/15/2024	256,000	271,893
OCP S.A. (Morocco), 4.50%,
10/22/2025(b)	519,000	562,164
Trinseo Materials Operating
S.C.A./Trinseo Materials Finance, Inc.,
5.38%, 09/01/2025(b)	24,000	22,320
		893,473
	Principal
	Amount	Value
Diversified Metals & Mining–0.55%
Corp. Nacional del Cobre de Chile (Chile),
3.15%, 01/14/2030(b)	$ 390,000	$399,588
3.70%, 01/30/2050(b)	250,000	252,996
Hudbay Minerals, Inc. (Canada), 7.63%,
01/15/2025(b)	45,000	43,444
Teck Resources Ltd. (Canada), 6.13%,
10/01/2035	531,000	631,752
		1,327,780
Diversified REITs–1.24%
iStar, Inc., 4.75%, 10/01/2024	90,000	92,057
Trust F/1401 (Mexico),
5.25%, 12/15/2024(b)	283,000	312,691
5.25%, 01/30/2026(b)	764,000	840,665
4.87%, 01/15/2030(b)	560,000	614,180
6.39%, 01/15/2050(b)	905,000	1,064,221
VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 02/15/2025(b)	16,000	16,055
3.75%, 02/15/2027(b)	16,000	15,910
4.13%, 08/15/2030(b)	16,000	16,050
		2,971,829
Drug Retail–1.02%
CVS Pass Through Trust, 5.77%,
01/10/2033(b)	1,232,632	1,469,817
CVS Pass-Through Trust, 6.04%,
12/10/2028	836,587	965,533
		2,435,350
Electric Utilities–2.28%
DPL, Inc., 4.35%, 04/15/2029(b)	22,000	20,578
Drax Finco PLC (United Kingdom),
6.63%, 11/01/2025(b)	400,000	418,454
Electricite de France S.A. (France),
6.00%, 01/22/2114(b)	1,755,000	2,285,791
Georgia Power Co.,
2.85%, 05/15/2022	300,000	309,764
Series A, 2.20%, 09/15/2024	1,403,000	1,436,760
Southern Co. (The), Series B, 5.50%,
03/15/2057(c)	761,000	783,935
Xcel Energy, Inc., 3.50%, 12/01/2049	201,000	221,987
		5,477,269
Electrical Components & Equipment–0.04%
EnerSys,
5.00%, 04/30/2023(b)	76,000	79,768
4.38%, 12/15/2027(b)	18,000	18,248
		98,016
Electronic Components–1.60%
Corning, Inc., 5.45%, 11/15/2079	3,424,000	3,828,995
Electronic Equipment & Instruments–0.04%
Itron, Inc., 5.00%, 01/15/2026(b)	39,000	40,254
MTS Systems Corp., 5.75%,
08/15/2027(b)	53,000	54,078
		94,332
Environmental & Facilities Services–0.02%
Waste Pro USA, Inc., 5.50%,
02/15/2026(b)	37,000	36,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Bond Fund

	Principal
	Amount	Value
Financial Exchanges & Data–0.25%
Moody's Corp., 5.25%, 07/15/2044	$ 425,000	$582,210
MSCI, Inc., 5.25%, 11/15/2024(b)	10,000	10,295
		592,505
Food Distributors–0.03%
US Foods, Inc., 5.88%, 06/15/2024(b)	79,000	80,547
Food Retail–0.31%
Albertson's Cos., Inc./Safeway, Inc./New
Albertson's L.P./Albertson's LLC,
3.50%, 02/15/2023(b)	394,000	395,477
6.63%, 06/15/2024	60,000	61,799
4.63%, 01/15/2027(b)	42,000	41,448
5.88%, 02/15/2028(b)	32,000	33,317
4.88%, 02/15/2030(b)	203,000	203,508
		735,549
Forest Products–0.03%
Norbord, Inc. (Canada), 5.75%,
07/15/2027(b)	69,000	72,474
Gas Utilities–0.13%
AmeriGas Partners L.P./AmeriGas Finance
Corp.,
5.63%, 05/20/2024	80,000	83,375
5.88%, 08/20/2026	61,000	63,402
Suburban Propane Partners
L.P./Suburban Energy Finance Corp.,
5.50%, 06/01/2024	99,000	98,209
Superior Plus L.P./Superior General
Partner, Inc. (Canada), 7.00%,
07/15/2026(b)	56,000	60,079
		305,065
Health Care Facilities–0.65%
Acadia Healthcare Co., Inc., 6.50%,
03/01/2024	27,000	27,787
HCA Healthcare, Inc., 6.25%,
02/15/2021	99,000	102,903
HCA, Inc.,
5.00%, 03/15/2024	800,000	889,719
5.38%, 02/01/2025	39,000	43,196
5.25%, 04/15/2025	30,000	34,109
5.88%, 02/15/2026	71,000	80,282
5.38%, 09/01/2026	18,000	20,067
5.50%, 06/15/2047	300,000	357,127
		1,555,190
Health Care REITs–0.81%
Diversified Healthcare Trust, 6.75%,
12/15/2021	1,090,000	1,158,899
MPT Operating Partnership L.P./MPT Finance
Corp.,
5.00%, 10/15/2027	99,000	103,557
4.63%, 08/01/2029	328,000	345,222
Physicians Realty L.P., 4.30%,
03/15/2027	310,000	345,944
		1,953,622
Health Care Services–1.84%
AMN Healthcare, Inc., 5.13%,
10/01/2024(b)	31,000	31,865
	Principal
	Amount	Value
Health Care Services–(continued)
Cigna Corp.,
4.50%, 03/15/2021(b)	$ 435,000	$443,927
3.75%, 07/15/2023	859,000	915,046
2.72%, (3 mo. USD LIBOR + 0.89%),
07/15/2023(c)	742,000	751,444
3.00%, 07/15/2023(b)	1,050,000	1,090,929
4.38%, 10/15/2028	44,000	50,086
4.80%, 08/15/2038	820,000	987,929
Envision Healthcare Corp., 8.75%,
10/15/2026(b)	23,000	12,240
Hadrian Merger Sub, Inc., 8.50%,
05/01/2026(b)	60,000	61,521
MPH Acquisition Holdings LLC, 7.13%,
06/01/2024(b)	47,000	43,837
Team Health Holdings, Inc., 6.38%,
02/01/2025(b)	29,000	16,035
		4,404,859
Home Improvement Retail–0.01%
Hillman Group, Inc. (The), 6.38%,
07/15/2022(b)	23,000	20,693
Homebuilding–1.49%
Ashton Woods USA LLC/Ashton Woods
Finance Co., 9.88%, 04/01/2027(b)	42,000	47,685
Beazer Homes USA, Inc.,
6.75%, 03/15/2025	49,000	50,245
5.88%, 10/15/2027	6,000	6,090
KB Home, 4.80%, 11/15/2029	77,000	81,043
Lennar Corp.,
8.38%, 01/15/2021	6,000	6,274
5.38%, 10/01/2022	56,000	59,518
4.75%, 11/15/2022	31,000	32,495
5.25%, 06/01/2026	78,000	86,178
M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	991,000	992,858
6.00%, 01/15/2043	1,643,000	1,816,706
Mattamy Group Corp. (Canada),
5.25%, 12/15/2027(b)	30,000	31,125
4.63%, 03/01/2030(b)	200,000	194,409
Meritage Homes Corp., 5.13%,
06/06/2027	52,000	57,998
PulteGroup, Inc., 6.38%, 05/15/2033	2,000	2,457
Taylor Morrison Communities, Inc.,
6.63%, 07/15/2027(b)	58,000	63,038
5.75%, 01/15/2028(b)	37,000	40,986
Taylor Morrison Communities, Inc./Taylor
Morrison Holdings II, Inc., 5.88%,
04/15/2023(b)	10,000	10,729
		3,579,834
Hotel & Resort REITs–0.02%
Service Properties Trust, 4.95%,
10/01/2029	42,000	44,351
Household Products–0.07%
Reynolds Group Issuer, Inc./LLC,
5.13%, 07/15/2023(b)	17,000	17,206
7.00%, 07/15/2024(b)	76,000	76,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Bond Fund

	Principal
	Amount	Value
Household Products–(continued)
Spectrum Brands, Inc.,
5.75%, 07/15/2025	$ 33,000	$33,907
5.00%, 10/01/2029(b)	37,000	38,313
		166,281
Independent Power Producers & Energy Traders–0.13%
AES Corp. (The), 5.50%, 04/15/2025	98,000	100,490
Calpine Corp., 5.50%, 02/01/2024	41,000	40,386
Enviva Partners L.P./Enviva Partners
Finance Corp., 6.50%,
01/15/2026(b)	35,000	36,488
NRG Energy, Inc.,
6.63%, 01/15/2027	15,000	15,667
5.25%, 06/15/2029(b)	104,000	108,289
		301,320
Industrial Conglomerates–1.01%
GE Capital International Funding Co.
Unlimited Co., 4.42%, 11/15/2035	854,000	976,427
General Electric Co., 5.55%,
01/05/2026	1,232,000	1,437,461
		2,413,888
Industrial Machinery–0.11%
Cleaver-Brooks, Inc., 7.88%,
03/01/2023(b)	94,000	92,864
EnPro Industries, Inc., 5.75%,
10/15/2026	79,000	84,162
Mueller Industries, Inc., 6.00%,
03/01/2027	80,000	81,028
		258,054
Industrial REITs–0.10%
Cibanco S.A. Ibm/PLA Administradora
Industrial S de RL de C.V. (Mexico),
4.96%, 07/18/2029(b)	215,000	232,469
Integrated Oil & Gas–0.90%
Petrobras Global Finance B.V. (Brazil),
5.75%, 02/01/2029	58,000	65,497
Petroleos Mexicanos (Mexico),
5.95%, 01/28/2031(b)	20,000	19,600
6.95%, 01/28/2060(b)	185,000	178,294
Saudi Arabian Oil Co. (Saudi Arabia),
2.88%, 04/16/2024(b)	1,471,000	1,511,930
4.38%, 04/16/2049(b)	346,000	392,459
		2,167,780
Integrated Telecommunication Services–3.89%
AT&T, Inc.,
3.07%, (3 mo. USD LIBOR + 1.18%),
06/12/2024(c)	393,000	397,875
5.25%, 03/01/2037	475,000	586,224
5.15%, 03/15/2042	1,070,000	1,308,078
5.35%, 12/15/2043	850,000	1,056,058
4.75%, 05/15/2046	648,000	765,223
5.15%, 02/15/2050	1,281,000	1,607,490
5.70%, 03/01/2057	490,000	677,734
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	34,000	35,827
8.00%, 10/15/2025(b)	7,000	7,541
CommScope, Inc., 6.00%,
03/01/2026(b)	67,000	68,896
	Principal
	Amount	Value
Integrated Telecommunication Services–(continued)
Embarq Corp., 8.00%, 06/01/2036	$71,000	$75,741
Frontier Communications Corp.,
10.50%, 09/15/2022	66,000	30,133
Telecom Italia Capital S.A. (Italy),
7.20%, 07/18/2036	104,000	129,048
Telefonica Emisiones S.A. (Spain),
7.05%, 06/20/2036	1,165,000	1,682,619
T-Mobile USA, Inc.,
6.38%, 03/01/2025	145,000	149,381
6.50%, 01/15/2026	212,000	223,586
Verizon Communications, Inc., 4.81%,
03/15/2039	413,000	530,108
		9,331,562
Interactive Media & Services–1.36%
Cumulus Media New Holdings, Inc.,
6.75%, 07/01/2026(b)	41,000	42,653
Diamond Sports Group LLC/Diamond Sports
Finance Co.,
5.38%, 08/15/2026(b)	621,000	573,738
6.63%, 08/15/2027(b)	55,000	44,652
Match Group, Inc., 5.63%,
02/15/2029(b)	766,000	811,269
Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	298,000	308,201
3.60%, 01/19/2028(b)	620,000	669,627
3.93%, 01/19/2038(b)	448,000	516,861
Twitter, Inc., 3.88%, 12/15/2027(b)	284,000	290,745
		3,257,746
Internet & Direct Marketing Retail–1.06%
Alibaba Group Holding Ltd. (China),
4.20%, 12/06/2047	295,000	357,389
4.40%, 12/06/2057	290,000	369,787
QVC, Inc.,
4.75%, 02/15/2027	208,000	204,975
5.45%, 08/15/2034	1,602,000	1,615,546
		2,547,697
Investment Banking & Brokerage–2.58%
Cantor Fitzgerald L.P., 6.50%,
06/17/2022(b)	564,000	618,205
Charles Schwab Corp. (The), Series E,
4.63%(c)(d)	862,000	874,120
Goldman Sachs Group, Inc. (The),
5.25%, 07/27/2021	565,000	593,180
6.75%, 10/01/2037	310,000	444,632
4.80%, 07/08/2044	1,060,000	1,357,394
Series P, 5.00%(c)(d)	495,000	486,714
Jefferies Group LLC/Jefferies Group
Capital Finance, Inc., 4.15%,
01/23/2030	552,000	598,895
Morgan Stanley, 2.70%, 01/22/2031(c)	1,185,000	1,223,778
		6,196,918
IT Consulting & Other Services–0.15%
DXC Technology Co., 4.45%,
09/18/2022	340,000	360,148
Leisure Facilities–0.04%
Cedar Fair L.P./Canada's Wonderland
Co./Magnum Management Corp.,
5.38%, 06/01/2024	44,000	44,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Bond Fund

	Principal
	Amount	Value
Leisure Facilities–(continued)
Six Flags Entertainment Corp., 4.88%,
07/31/2024(b)	$ 57,000	$56,378
		101,276
Life & Health Insurance–3.95%
Athene Global Funding, 2.50%,
01/14/2025(b)	395,000	405,564
Athene Holding Ltd., 4.13%,
01/12/2028	970,000	1,033,375
Brighthouse Financial, Inc., 4.70%,
06/22/2047	964,000	976,878
Dai-ichi Life Insurance Co. Ltd. (The)
(Japan), 4.00%(b)(c)(d)	545,000	579,518
Global Atlantic Fin Co.,
8.63%, 04/15/2021(b)	950,000	1,014,893
4.40%, 10/15/2029(b)	1,275,000	1,349,595
MetLife, Inc.,
4.13%, 08/13/2042	390,000	467,135
Series C, 5.25%(c)(d)	910,000	904,199
Nationwide Financial Services, Inc.,
5.38%, 03/25/2021(b)	1,645,000	1,712,744
3.90%, 11/30/2049(b)	370,000	415,927
Prudential Financial, Inc., 3.91%,
12/07/2047	549,000	622,455
		9,482,283
Life Sciences Tools & Services–0.03%
Charles River Laboratories International,
Inc., 4.25%, 05/01/2028(b)	60,000	60,489
Managed Health Care–0.10%
Centene Corp.,
5.25%, 04/01/2025(b)	60,000	61,950
5.38%, 06/01/2026(b)	86,000	90,674
5.38%, 08/15/2026(b)	26,000	27,398
4.63%, 12/15/2029(b)	37,000	39,658
Molina Healthcare, Inc., 4.88%,
06/15/2025(b)	26,000	26,466
		246,146
Metal & Glass Containers–0.08%
Ball Corp., 5.25%, 07/01/2025	70,000	77,554
Berry Global, Inc.,
5.50%, 05/15/2022	30,000	30,225
6.00%, 10/15/2022	10,000	10,188
Flex Acquisition Co., Inc.,
6.88%, 01/15/2025(b)	31,000	30,225
7.88%, 07/15/2026(b)	41,000	41,710
OI European Group B.V., 4.00%,
03/15/2023(b)	11,000	11,156
		201,058
Movies & Entertainment–0.25%
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	46,000	37,049
6.13%, 05/15/2027	46,000	36,916
Netflix, Inc.,
5.88%, 11/15/2028	205,000	230,861
5.38%, 11/15/2029(b)	264,000	287,509
		592,335
	Principal
	Amount	Value
Multi-line Insurance–1.66%
American International Group, Inc.,
4.50%, 07/16/2044	$1,485,000	$ 1,824,124
Fairfax Financial Holdings Ltd. (Canada),
4.85%, 04/17/2028	415,000	466,315
Nationwide Mutual Insurance Co.,
4.95%, 04/22/2044(b)	830,000	1,088,741
XLIT Ltd. (Bermuda), 5.50%,
03/31/2045	415,000	594,509
		3,973,689
Multi-Utilities–0.51%
CenterPoint Energy, Inc.,
2.50%, 09/01/2024	418,000	431,900
Series A, 6.13%(c)(d)	765,000	789,331
		1,221,231
Office REITs–0.25%
Alexandria Real Estate Equities, Inc.,
3.95%, 01/15/2027	550,000	610,396
Office Services & Supplies–0.11%
Pitney Bowes, Inc., 5.20%,
04/01/2023	264,000	264,770
Oil & Gas Drilling–0.03%
Ensign Drilling, Inc. (Canada), 9.25%,
04/15/2024(b)	40,000	36,050
Precision Drilling Corp. (Canada), 5.25%,
11/15/2024	37,000	32,830
Transocean, Inc., 8.00%,
02/01/2027(b)	14,000	11,743
		80,623
Oil & Gas Equipment & Services–0.01%
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	43,000	31,406
Oil & Gas Exploration & Production–1.05%
Antero Resources Corp., 5.63%,
06/01/2023	46,000	24,955
Ascent Resources Utica Holdings LLC/ARU
Finance Corp., 10.00%,
04/01/2022(b)	30,000	25,641
Callon Petroleum Co.,
6.13%, 10/01/2024	39,000	31,005
6.38%, 07/01/2026	16,000	12,486
Cameron LNG LLC,
3.30%, 01/15/2035(b)	500,000	538,739
3.40%, 01/15/2038(b)	539,000	593,134
Concho Resources, Inc., 4.38%,
01/15/2025	60,000	61,954
Continental Resources, Inc., 5.00%,
09/15/2022	880,000	879,014
Genesis Energy L.P./Genesis Energy Finance
Corp.,
6.25%, 05/15/2026	42,000	35,190
7.75%, 02/01/2028	52,000	45,435
Gulfport Energy Corp.,
6.63%, 05/01/2023	71,000	37,297
6.00%, 10/15/2024	40,000	13,400
Oasis Petroleum, Inc., 6.88%,
01/15/2023	19,000	14,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Bond Fund

	Principal
	Amount	Value
Oil & Gas Exploration & Production–(continued)
QEP Resources, Inc.,
6.88%, 03/01/2021	$48,000	$47,179
5.25%, 05/01/2023	20,000	17,754
5.63%, 03/01/2026	19,000	15,248
Southwestern Energy Co.,
7.50%, 04/01/2026	31,000	23,716
7.75%, 10/01/2027	71,000	53,962
Whiting Petroleum Corp.,
Conv., 1.25%, 04/01/2020	6,000	5,415
5.75%, 03/15/2021	41,000	23,667
6.63%, 01/15/2026	42,000	15,436
		2,515,399
Oil & Gas Refining & Marketing–0.39%
Calumet Specialty Products Partners
L.P./Calumet Finance Corp., 7.63%,
01/15/2022	58,000	57,529
EnLink Midstream Partners L.P.,
4.85%, 07/15/2026	61,000	52,373
5.60%, 04/01/2044	53,000	40,942
NuStar Logistics L.P., 6.00%,
06/01/2026	91,000	95,275
Parkland Fuel Corp. (Canada),
6.00%, 04/01/2026(b)	66,000	69,092
5.88%, 07/15/2027(b)	410,000	422,025
PBF Holding Co. LLC/PBF Finance Corp.,
6.00%, 02/15/2028(b)	53,000	52,470
Sunoco L.P./Sunoco Finance Corp.,
4.88%, 01/15/2023	53,000	52,997
5.88%, 03/15/2028	86,000	88,180
		930,883
Oil & Gas Storage & Transportation–4.11%
Antero Midstream Partners L.P./Antero
Midstream Finance Corp., 5.38%,
09/15/2024	86,000	65,145
Cheniere Energy Partners L.P., 5.63%,
10/01/2026	39,000	39,268
Crestwood Midstream Partners
L.P./Crestwood Midstream Finance
Corp., 5.75%, 04/01/2025	40,000	39,200
DCP Midstream Operating L.P., 5.13%,
05/15/2029	65,000	63,983
Energy Transfer Operating L.P.,
5.88%, 01/15/2024	85,000	95,341
2.90%, 05/15/2025	157,000	160,339
3.75%, 05/15/2030	297,000	301,616
5.00%, 05/15/2050	326,000	331,738
Series A, 6.25%(c)(d)	28,000	25,011
Enterprise Products Operating LLC,
3.13%, 07/31/2029	482,000	504,986
2.80%, 01/31/2030	322,000	329,558
4.80%, 02/01/2049	312,000	364,443
4.20%, 01/31/2050	378,000	403,056
3.70%, 01/31/2051	422,000	422,544
3.95%, 01/31/2060	307,000	302,049
Series D,
6.88%, 03/01/2033	100,000	141,784
4.88%, 08/16/2077(c)	603,000	591,992
Hess Midstream Operations L.P., 5.63%,
02/15/2026(b)	64,000	63,990
	Principal
	Amount	Value
Oil & Gas Storage & Transportation–(continued)
Holly Energy Partners L.P./Holly Energy
Finance Corp., 5.00%,
02/01/2028(b)	$ 16,000	$16,130
Kinder Morgan, Inc., 7.80%,
08/01/2031	261,000	366,981
MPLX L.P.,
4.80%, 02/15/2029	333,000	373,379
4.70%, 04/15/2048	379,000	395,729
5.50%, 02/15/2049	521,000	586,133
NGL Energy Partners L.P./NGL Energy
Finance Corp., 7.50%, 04/15/2026	60,000	51,142
Plains All American Pipeline L.P.,
Series B, 6.13%(c)(d)	966,000	855,639
Plains All American Pipeline L.P./PAA
Finance Corp., 3.55%, 12/15/2029	700,000	690,054
Targa Resources Partners L.P./Targa
Resources Partners Finance Corp.,
5.25%, 05/01/2023	54,000	53,983
5.13%, 02/01/2025	56,000	56,351
5.88%, 04/15/2026	115,000	118,677
5.00%, 01/15/2028	33,000	32,654
5.50%, 03/01/2030(b)	11,000	10,901
Western Midstream Operating L.P.,
2.70%, (3 mo. USD LIBOR + 0.85%),
01/13/2023(c)	452,000	450,423
3.10%, 02/01/2025	245,000	245,113
Williams Cos., Inc. (The),
4.13%, 11/15/2020	447,000	451,611
7.88%, 09/01/2021	24,000	26,274
3.60%, 03/15/2022	729,000	752,499
4.55%, 06/24/2024	67,000	73,450
		9,853,166
Other Diversified Financial Services–0.59%
Carlyle Finance LLC, 5.65%,
09/15/2048(b)	902,000	1,179,976
ILFC E-Capital Trust II, 4.15%,
12/21/2065(b)(c)	100,000	81,843
Lions Gate Capital Holdings LLC, 6.38%,
02/01/2024(b)	39,000	38,317
LPL Holdings, Inc., 5.75%,
09/15/2025(b)	39,000	40,560
Tempo Acquisition LLC/Tempo
Acquisition Finance Corp., 6.75%,
06/01/2025(b)	62,000	61,864
		1,402,560
Packaged Foods & Meats–0.30%
B&G Foods, Inc.,
5.25%, 04/01/2025	39,000	38,593
5.25%, 09/15/2027	16,000	15,860
Hershey Co. (The), 3.13%, 11/15/2049	348,000	375,823
JBS USA LUX S.A./JBS USA Finance, Inc.,
5.75%, 06/15/2025(b)	50,000	51,333
Kraft Heinz Foods Co.,
6.88%, 01/26/2039	42,000	50,253
5.00%, 06/04/2042	39,000	39,223
Lamb Weston Holdings, Inc., 4.63%,
11/01/2024(b)	32,000	33,373
Pilgrim's Pride Corp., 5.88%,
09/30/2027(b)	65,000	67,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Bond Fund

	Principal
	Amount	Value
Packaged Foods & Meats–(continued)
TreeHouse Foods, Inc., 6.00%,
02/15/2024(b)	$37,000	$38,280
		710,218
Paper Packaging–0.13%
Cascades, Inc./Cascades USA, Inc.
(Canada), 5.38%, 01/15/2028(b)	310,000	320,075
Paper Products–0.23%
Mercer International, Inc. (Germany),
6.50%, 02/01/2024	75,000	77,000
5.50%, 01/15/2026	16,000	15,131
Schweitzer-Mauduit International, Inc.,
6.88%, 10/01/2026(b)	80,000	86,028
Suzano Austria GmbH (Brazil), 6.00%,
01/15/2029	342,000	383,742
		561,901
Pharmaceuticals–1.58%
Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	33,000	33,729
5.50%, 11/01/2025(b)	29,000	29,918
9.00%, 12/15/2025(b)	41,000	45,755
Bayer US Finance II LLC (Germany),
2.58%, (3 mo. USD LIBOR + 0.63%),
06/25/2021(b)(c)	369,000	369,844
2.90%, (3 mo. USD LIBOR + 1.01%),
12/15/2023(b)(c)	815,000	817,338
Bristol-Myers Squibb Co.,
2.90%, 07/26/2024(b)	681,000	718,026
3.20%, 06/15/2026(b)	438,000	478,461
4.25%, 10/26/2049(b)	479,000	617,070
GlaxoSmithKline Capital PLC (United
Kingdom), 2.88%, 06/01/2022	590,000	607,514
HLF Financing S.a.r.l. LLC/Herbalife
International, Inc., 7.25%,
08/15/2026(b)	41,000	41,461
Par Pharmaceutical, Inc., 7.50%,
04/01/2027(b)	34,000	35,990
		3,795,106
Property & Casualty Insurance–0.01%
AmWINS Group, Inc., 7.75%,
07/01/2026(b)	18,000	18,738
Publishing–0.02%
Meredith Corp., 6.88%, 02/01/2026	53,000	53,294
Railroads–0.82%
CSX Corp., 4.65%, 03/01/2068	473,000	580,651
Kenan Advantage Group, Inc. (The),
7.88%, 07/31/2023(b)	81,000	80,021
Norfolk Southern Corp.,
2.55%, 11/01/2029	115,000	119,705
3.40%, 11/01/2049	205,000	217,866
Union Pacific Corp.,
2.40%, 02/05/2030	527,000	540,861
3.95%, 08/15/2059	380,000	428,540
		1,967,644
Regional Banks–1.07%
CIT Group, Inc.,
5.00%, 08/15/2022	33,000	34,584
5.00%, 08/01/2023	48,000	51,340
	Principal
	Amount	Value
Regional Banks–(continued)
Citizens Financial Group, Inc., 2.50%,
02/06/2030	$ 404,000	$410,261
Fifth Third Bancorp, 4.30%,
01/16/2024	660,000	716,499
First Niagara Financial Group, Inc.,
7.25%, 12/15/2021	340,000	372,457
KeyCorp, 2.25%, 04/06/2027	588,000	594,765
Synovus Financial Corp., 3.13%,
11/01/2022	370,000	379,862
		2,559,768
Research & Consulting Services–0.00%
Dun & Bradstreet Corp. (The), 10.25%,
02/15/2027(b)	10,000	11,244
Residential REITs–0.71%
Essex Portfolio L.P., 3.63%,
08/15/2022	940,000	983,542
Spirit Realty L.P., 3.40%, 01/15/2030	675,000	721,012
		1,704,554
Restaurants–0.48%
1011778 BC ULC/New Red Finance, Inc.
(Canada), 5.00%, 10/15/2025(b)	80,000	80,533
Aramark Services, Inc., 5.00%,
04/01/2025(b)	37,000	38,295
Starbucks Corp., 4.45%, 08/15/2049	858,000	1,037,714
		1,156,542
Retail REITs–0.16%
Regency Centers L.P., 4.13%,
03/15/2028	328,000	371,830
Security & Alarm Services–0.03%
Brink's Co. (The), 4.63%,
10/15/2027(b)	33,000	33,902
Prime Security Services Borrower LLC/
Prime Finance, Inc., 5.75%,
04/15/2026(b)	40,000	41,675
		75,577
Semiconductors–2.51%
Analog Devices, Inc., 3.13%,
12/05/2023	445,000	470,288
Broadcom Corp./Broadcom Cayman Finance
Ltd.,
3.00%, 01/15/2022	1,045,000	1,065,848
3.88%, 01/15/2027	1,086,000	1,139,758
3.50%, 01/15/2028	1,025,000	1,059,291
Micron Technology, Inc.,
4.98%, 02/06/2026	300,000	335,556
4.19%, 02/15/2027	820,000	878,670
NXP B.V./NXP Funding LLC (Netherlands),
3.88%, 09/01/2022(b)	806,000	845,781
4.63%, 06/01/2023(b)	200,000	216,472
		6,011,664
Soft Drinks–0.32%
Fomento Economico Mexicano S.A.B. de
C.V. (Mexico), 3.50%, 01/16/2050	725,000	769,698

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Bond Fund

	Principal
	Amount	Value
Sovereign Debt–0.72%
Banque Ouest Africaine de
Developpement (Supranational),
5.00%, 07/27/2027(b)	$ 200,000	$217,298
Oman Government International Bond
(Oman),
4.13%, 01/17/2023(b)	310,000	313,025
6.00%, 08/01/2029(b)	400,000	403,644
Saudi Government International Bond
(Saudi Arabia), 3.75%,
01/21/2055(b)	785,000	797,756
		1,731,723
Specialized Consumer Services–0.05%
ServiceMaster Co. LLC (The),
5.13%, 11/15/2024(b)	22,000	22,733
7.45%, 08/15/2027	75,000	86,089
		108,822
Specialized Finance–0.13%
National Rural Utilities Cooperative
Finance Corp., 2.40%, 03/15/2030	300,000	311,661
Specialized REITs–0.25%
Equinix, Inc., 5.88%, 01/15/2026	90,000	95,286
GLP Capital L.P./GLP Financing II, Inc.,
5.38%, 04/15/2026	41,000	46,356
Iron Mountain US Holdings, Inc., 5.38%,
06/01/2026(b)	56,000	58,119
Iron Mountain, Inc.,
6.00%, 08/15/2023	30,000	30,588
5.75%, 08/15/2024	15,000	15,150
5.25%, 03/15/2028(b)	77,000	79,860
4.88%, 09/15/2029(b)	137,000	136,088
Rayonier A.M. Products, Inc., 5.50%,
06/01/2024(b)	68,000	39,086
SBA Communications Corp., 4.88%,
09/01/2024	95,000	97,830
		598,363
Specialty Chemicals–0.33%
Ashland LLC, 4.75%, 08/15/2022	4,000	4,170
Braskem Idesa S.A.P.I. (Mexico), 7.45%,
11/15/2029(b)	605,000	606,053
Element Solutions, Inc., 5.88%,
12/01/2025(b)	38,000	38,285
GCP Applied Technologies, Inc., 5.50%,
04/15/2026(b)	58,000	60,485
PolyOne Corp., 5.25%, 03/15/2023	52,000	55,509
PQ Corp., 6.75%, 11/15/2022(b)	33,000	33,784
		798,286
Steel–0.29%
POSCO (South Korea), 2.50%,
01/17/2025(b)	685,000	694,549
Systems Software–0.01%
Camelot Finance S.A., 4.50%,
11/01/2026(b)	18,000	18,122
Technology Distributors–0.23%
Avnet, Inc., 4.63%, 04/15/2026	485,000	529,884
CDW LLC/CDW Finance Corp., 5.00%,
09/01/2025	13,000	13,421
		543,305
	Principal
	Amount	Value
Technology Hardware, Storage & Peripherals–1.48%
Apple, Inc., 2.05%, 09/11/2026	$ 493,000	$505,958
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	120,000	125,700
4.00%, 07/15/2024(b)	465,000	498,407
6.02%, 06/15/2026(b)	906,000	1,061,781
4.90%, 10/01/2026(b)	270,000	303,078
8.10%, 07/15/2036(b)	42,000	57,728
8.35%, 07/15/2046(b)	732,000	995,819
		3,548,471
Thrifts & Mortgage Finance–0.00%
Nationstar Mortgage Holdings, Inc.,
6.00%, 01/15/2027(b)	11,000	11,195
Tobacco–1.71%
Altria Group, Inc.,
3.80%, 02/14/2024	638,000	685,486
4.40%, 02/14/2026	980,000	1,098,353
4.80%, 02/14/2029	776,000	888,381
6.20%, 02/14/2059	302,000	396,127
BAT Capital Corp. (United Kingdom),
2.79%, 09/06/2024	597,000	614,248
4.76%, 09/06/2049	383,000	413,364
		4,095,959
Trading Companies & Distributors–2.04%
AerCap Global Aviation Trust (Ireland),
6.50%, 06/15/2045(b)(c)	1,714,000	1,847,006
Air Lease Corp.,
3.88%, 04/01/2021	995,000	1,019,270
3.38%, 06/01/2021	825,000	842,473
3.00%, 09/15/2023	394,000	406,143
Aircastle Ltd.,
7.63%, 04/15/2020	12,000	12,076
5.00%, 04/01/2023	85,000	92,570
BMC East LLC, 5.50%, 10/01/2024(b)	63,000	65,074
BOC Aviation Ltd. (Singapore), 3.07% (3
mo. USD LIBOR + 1.13%),
09/26/2023(b)(c)	294,000	295,577
Herc Holdings, Inc., 5.50%,
07/15/2027(b)	40,000	41,597
United Rentals North America, Inc.,
5.50%, 07/15/2025	35,000	36,152
5.88%, 09/15/2026	83,000	87,563
6.50%, 12/15/2026	62,000	66,225
5.50%, 05/15/2027	18,000	18,856
5.25%, 01/15/2030	56,000	59,016
		4,889,598
Trucking–2.01%
Aviation Capital Group LLC,
4.13%, 08/01/2025(b)	773,000	828,191
3.50%, 11/01/2027(b)	1,310,000	1,359,846
Avis Budget Car Rental LLC/Avis Budget
Finance, Inc.,
5.25%, 03/15/2025(b)	46,000	46,498
5.75%, 07/15/2027(b)	255,000	255,644
DAE Funding LLC (United Arab Emirates),
4.00%, 08/01/2020(b)	170,000	170,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Bond Fund

		Principal
		Amount	Value
	Trucking–(continued)
	Penske Truck Leasing Co. L.P./PTL
	Finance Corp., 4.13%,
	08/01/2023(b)	$2,005,000	$ 2,156,761
			4,817,643
Wireless Telecommunication Services–1.78%
	Intelsat Jackson Holdings S.A.
	(Luxembourg), 8.50%,
	10/15/2024(b)	43,000	37,715
	Sprint Spectrum Co. LLC/Sprint Spectrum Co.
	II LLC/Sprint Spectrum Co. III LLC,
	Class A-1, 3.36%, 09/20/2021(b)	523,687	528,584
	4.74%, 03/20/2025(b)	922,000	989,181
	5.15%, 03/20/2028(b)	1,587,000	1,790,775
	VEON Holdings B.V. (Netherlands),
	4.00%, 04/09/2025(b)	900,000	924,750
			4,271,005
	Total U.S. Dollar Denominated Bonds & Notes
	(Cost $201,755,350)		219,375,001
	Preferred Stocks–2.80%	Shares

	Diversified Banks–1.25%
	Wells Fargo & Co., 7.50%, Class A, Series L,
	Conv. Pfd.	1,992	2,997,960
Investment Banking & Brokerage–1.21%
	Morgan Stanley, 7.13%, Series E, Pfd.	65,000	1,804,400
	Morgan Stanley, 6.88%, Series F, Pfd.	40,000	1,102,800
			2,907,200
	Regional Banks–0.34%
	PNC Financial Services Group, Inc. (The),
	6.13%, Series P, Pfd.	30,000	797,700
	Total Preferred Stocks (Cost $5,923,864)		6,702,860
		Principal
	U.S. Treasury Securities–2.32%	Amount

	U.S. Treasury Bills–0.17%
	1.69%, 04/09/2020(e)(f)	$405,000	404,322
	U.S. Treasury Bonds–1.21%
	2.38%, 11/15/2049	2,493,000	2,910,918
	U.S. Treasury Notes–0.94%
	1.38%, 01/31/2025	1,464,000	1,496,082
	1.50%, 02/15/2030	733,700	758,807
			2,254,889
	Total U.S. Treasury Securities (Cost $5,313,741)		5,570,129
	Investment Abbreviations:
	Conv. – Convertible
EUR	– Euro
	LIBOR – London Interbank Offered Rate
Pfd.	– Preferred
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
		Principal
		Amount	Value
Asset-Backed Securities–0.73%
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2II, 4.85%,
07/30/2047(b)		$ 609,278	$665,449
Sonic Capital LLC, Series 2020-1A,
Class A2I, 3.85%, 01/20/2050(b)		365,000	378,711
Wendy's Funding LLC, Series 2018-1A,
Class A2II, 3.88%, 03/15/2048(b)		656,600	695,425
Total Asset-Backed Securities (Cost $1,643,472)			1,739,585
Non-U.S. Dollar Denominated Bonds & Notes–0.53%(g)
Integrated Telecommunication Services–0.23%
AT&T, Inc., Series B, 2.88%(c)(d)	EUR	500,000	542,867
Movies & Entertainment–0.17%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	350,000	406,330
Sovereign Debt–0.13%
Ukraine Government International Bond
(Ukraine), 4.38%, 01/27/2030(b)	EUR	300,000	313,598
Total Non-U.S. Dollar Denominated Bonds & Notes
(Cost $1,267,003)			1,262,795
Municipal Obligations–0.21%
Grand Parkway Transportation Corp.,
Series 2020, Ref. RB, 3.24%,
10/01/2052
(Cost $490,000)		490,000	499,594
Money Market Funds–1.38%		Shares

Invesco Government & Agency Portfolio,
Institutional Class, 1.50%(h)		1,137,412	1,137,412
Invesco Liquid Assets Portfolio, Institutional
Class, 1.64%(h)		880,391	880,832
Invesco Treasury Portfolio, Institutional
Class, 1.48%(h)		1,299,900	1,299,900
Total Money Market Funds (Cost $3,318,057)			3,318,144
TOTAL INVESTMENTS IN SECURITIES–99.46%
(Cost $219,711,487)			238,468,108
OTHER ASSETS LESS LIABILITIES—0.54%			1,297,760
NET ASSETS–100.00%			$239,765,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Bond Fund

Notes to Schedule of Investments:

(a)Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

(b)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $86,535,997, which represented 36.09% of the Fund's Net Assets.

(c)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(d)Perpetual bond with no specified maturity date.

(e)All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.

(f)Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(g)Foreign denominated security. Principal amount is denominated in the currency indicated.

(h)The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 29, 2020.

Open Futures Contracts

						Unrealized
Long Futures Contracts		Number of	Expiration	Notional		Appreciation
		Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes		9	June-2020	$1,964,953	$11,935	$ 11,935
U.S. Treasury 5 Year Notes		30	June-2020	6,260,250	44,897	44,897

U.S. Treasury 10 Year Notes		120	June-2020	16,170,000	235,863	235,863
U.S. Treasury Long Bonds		65	June-2020	11,066,250	293,375	293,375

Subtotal—Long Futures Contracts					586,070	586,070
Short Futures Contracts
Interest Rate Risk
U.S. Treasury Ultra Bonds		15	June-2020	(3,112,500)	(74,916)	(74,916)

U.S. Treasury 10 Year Ultra Bonds		40	June-2020	(6,008,750)	(94,773)	(94,773)

Subtotal—Short Futures Contracts					(169,689)	(169,689)

Total Futures Contracts					$416,381	$ 416,381
		Open Forward Foreign Currency Contracts
				Contract to		Unrealized
Settlement						Appreciation
Date	Counterparty			Deliver	Receive	(Depreciation)
Currency Risk
05/29/2020	Citibank N.A.		EUR 1,155,000		USD 1,257,890	$(23,534)

Abbreviations:

EUR – Euro

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Bond Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $216,393,430)	$235,149,964
Investments in affiliated money market funds, at value
(Cost $3,318,057)	3,318,144
Other investments:
Variation margin receivable — futures contracts	225,623
Foreign currencies, at value (Cost $28,582)	18,703
Receivable for:
Investments sold	290,916
Dividends	40,200
Interest	2,261,204
Investment for trustee deferred compensation and
retirement plans	15,480
Total assets	241,320,234
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency
contracts outstanding	23,534
Payable for:
Investments purchased	1,376,000
Dividends	46,490
Accrued fees to affiliates	2,828
Accrued trustees' and officers' fees and benefits	2,538
Accrued other operating expenses	87,496
Trustee deferred compensation and retirement plans	15,480
Total liabilities	1,554,366
Net assets applicable to common shares	$239,765,868

Net assets applicable to common shares

consist of:
Shares of beneficial interest	$219,060,440
Distributable earnings	20,705,428
$239,765,868
Shares outstanding, no par value, with an
unlimited number of common shares
authorized:
Shares outstanding	11,386,632
Net asset value per common share	$21.06
Market value per common share	$19.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Bond Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$9,618,012
Dividends	379,868
Dividends from affiliated money market funds	35,602
Total investment income	10,033,482
Expenses:
Advisory fees	967,423
Administrative services fees	32,836
Custodian fees	14,456
Transfer agent fees	46,804
Trustees' and officers' fees and benefits	20,280
Registration and filing fees	22,083
Reports to shareholders	26,149
Professional services fees	74,812
Other	15,893
Total expenses	1,220,736
Less: Fees waived	(2,337)
Net expenses	1,218,399
Net investment income	8,815,083
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	5,059,393
Foreign currencies	(7,154)
Forward foreign currency contracts	51,326
Futures contracts	1,436,420
Option contracts written	31,475
Swap agreements	(2,299)
6,569,161
Change in net unrealized appreciation (depreciation) of:
Investment securities	18,683,759
Foreign currencies	(9,857)

Forward foreign currency contracts	(23,534)
Futures contracts	468,644
19,119,012
Net realized and unrealized gain	25,688,173
Net increase in net assets resulting from operations	$34,503,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Bond Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$8,815,083	$9,348,661
Net realized gain (loss)	6,569,161	(1,045,349)

Change in net unrealized appreciation (depreciation)	19,119,012	(4,501,420)
Net increase in net assets resulting from operations	34,503,256	3,801,892
Distributions to common shareholders from distributable earnings	(11,845,928)	(10,322,446)
Net increase in common shares of beneficial interest	195,956	—
Net increase (decrease) in net assets	22,853,284	(6,520,554)
Net assets:
Beginning of year	216,912,584	223,433,138
End of year	$239,765,868	$216,912,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year Ended		Years ended February 28,		Year Ended
	February 29,				February 29,

	2020	2019	2018	2017	2016
Net asset value, beginning of period	$19.07	$19.64	$19.99	$18.84	$20.49

Net investment income(a)	0.77	0.82	0.82	0.83	0.84
Net gains (losses) on securities (both realized and unrealized)	2.27	(0.48)	(0.16)	1.16	(1.54)

Total from investment operations	3.04	0.34	0.66	1.99	(0.70)
Less:
Dividends from net investment income	(0.81)	(0.83)	(0.83)	(0.84)	(0.85)
Distributions from net realized gains	(0.24)	(0.08)	(0.18)	—	(0.10)
Total distributions	(1.05)	(0.91)	(1.01)	(0.84)	(0.95)

Net asset value, end of period	$21.06	$19.07	$19.64	$19.99	$18.84
Market value, end of period	$19.51	$17.86	$18.23	$18.98	$17.79
Total return at net asset value(b)	16.39%	2.23%	3.44%	10.96%	(3.09)%

Total return at market value(c)	15.13%	3.15%	1.12%	11.57%	(0.32)%
Net assets, end of period (000's omitted)	$239,766	$216,913	$223,433	$227,470	$214,293

Portfolio turnover rate(d)	158%	143%	160%	168%	167%
Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	0.53%(e)	0.57%	0.55%	0.54%	0.56%

Without fee waivers and/or expense reimbursements	0.53%(e)	0.57%	0.55%	0.54%	0.56%

Ratio of net investment income to average net assets	3.83%(e)	4.30%	4.04%	4.18%	4.31%

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(e)Ratios are based on average daily net assets applicable to common shares (000's omitted) of $230,339.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Bond Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Bond Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company.

The Fund's investment objective is to seek interest income while conserving capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the

24	Invesco Bond Fund

country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.Indemnifications – Under the Fund's organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

I.Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties ("Counterparties") to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

J.Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange's clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or

25	Invesco Bond Fund

futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a "swaption". A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between two parties ("uncleared/ OTC") or, in some instances, must be transacted through a future commission merchant ("FCM") and cleared through a clearinghouse that serves as a central Counterparty ("centrally cleared swap"). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund's NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index.

In a centrally cleared swap, the Fund's ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a "variation margin" amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund's maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund's exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, ISDA master agreements include credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any

26	Invesco Bond Fund

net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund's exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 29, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund's transaction costs.

N.Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.420%

Over $500 million	0.350%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2020, the Adviser waived advisory fees of $2,337.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund's custodian.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$219,375,001	$—	$219,375,001
Preferred Stocks	6,702,860	—	—	6,702,860
U.S. Treasury Securities	—	5,570,129	—	5,570,129
Asset-Backed Securities	—	1,739,585	—	1,739,585
Non-U.S. Dollar Denominated Bonds & Notes	—	1,262,795	—	1,262,795
Municipal Obligations	—	499,594	—	499,594
Money Market Funds	3,318,144	—	—	3,318,144
Total Investments in Securities	10,021,004	228,447,104	—	238,468,108
27	Invesco Bond Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Assets*
Futures Contracts	$586,070	$—	$—	$586,070
Other Investments - Liabilities*
Futures Contracts	(169,689)	—	—	(169,689)

Forward Foreign Currency Contracts	—	(23,534)	—	(23,534)

	(169,689)	(23,534)	—	(193,223)
Total Other Investments	416,381	(23,534)	—	392,847
Total Investments	$10,437,385	$228,423,570	$—	$238,860,955

*Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund's derivative investments, detailed by primary risk exposure, held as of February 29, 2020:

		Value
	Currency	Interest
Derivative Assets	Risk	Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$-	$586,070	$586,070
Derivatives not subject to master netting agreements	-	(586,070)	(586,070)

Total Derivative Assets subject to master netting agreements	$-	$-	$-
		Value
	Currency	Interest
Derivative Liabilities	Risk	Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$-	$(169,689)	$(169,689)

Unrealized depreciation on forward foreign currency contracts outstanding	(23,534)	-	(23,534)

Total Derivative Liabilities	(23,534)	(169,689)	(193,223)

Derivatives not subject to master netting agreements	-	169,689	169,689

Total Derivative Liabilities subject to master netting agreements	$(23,534)	$-	$(23,534)

(a)The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund's exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2020.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount
Citibank N.A.	$–	$(23,534)	$(23,534)	$–	$–	$(23,534)

Effect of Derivative Investments for the year ended February 29, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

		Location of Gain (Loss) on
		Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$ 51,326	$-	$ 51,326
Futures contracts	-	-	1,436,420	1,436,420
Options written	-	-	31,475	31,475

Swap agreements	(2,299)	-	-	(2,299)

28	Invesco Bond Fund

		Location of Gain (Loss) on
		Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk	Total
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$(23,534)	$-	$(23,534)
Futures contracts	-	-	468,644	468,644

Total	$(2,299)	$ 27,792	$1,936,539	$1,962,032

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures	Swaptions	Swap
	Contracts	Contracts	Written	Agreements
Average notional value	$1,098,884	$37,335,469	$6,322,000	$3,742,000

NOTE 5—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$11,845,928	$9,434,371
Long-term capital gain	—	888,075

Total distributions	$11,845,928	$10,322,446
Tax Components of Net Assets at Period-End:
		2020
Undistributed ordinary income		$1,142,647
Undistributed long-term capital gain		1,320,956
Net unrealized appreciation — investments		18,264,180

Net unrealized appreciation (depreciation) - foreign currencies		(9,857)

Temporary book/tax differences		(12,498)
Shares of beneficial interest		219,060,440

Total net assets		$239,765,868

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion and amortization differences, futures contracts and Straddle losses deferred.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 29, 2020.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $196,401,187 and $188,393,060, respectively. During the same period, purchases and sales of U.S. Treasury

29	Invesco Bond Fund

obligations were $160,578,142 and $169,160,086, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$19,366,248
Aggregate unrealized (depreciation) of investments	(1,102,068)
Net unrealized appreciation of investments	$18,264,180

Cost of investments for tax purposes is $220,596,775.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premiuim amortization and foreign currency transactions, on February 29, 2020, undistributed net investment income was increased by $225,695, undistributed net realized gain was decreased by $227,019 and shares of beneficial interest was increased by $1,324. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended	Year Ended
	February 29,	February 28,
	2020	2019
Beginning shares	11,377,069	11,377,069
Shares issued through dividend reinvestment	9,563	—
Ending shares	11,386,632	11,377,069

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11—Dividends

The Fund declared the following dividends from net investment income subsequent to February 29, 2020:

Declaration Date	Amount per Share	Record Date		Payable Date
March 2, 2020	$0.0660	March 17,	2020	March 31,	2020

April 1, 2020	$0.0660	April 15,	2020	April 30,	2020

NOTE 12—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

30	Invesco Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Bond Fund (the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31	Invesco Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	8.08%
Corporate Dividends Received Deduction*	8.03%
U.S. Treasury Obligations*	1.75%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Non-Resident Alien Shareholders

Qualified Interest Income**	56.24%

**The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

32	Invesco Bond Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2014	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Bond Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	2014	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	1997	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives

T-2	Invesco Bond Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	2014	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco Bond Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics
		Rights Watch and Member of its Investment Committee; and Member of		research
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		foundation) and
		organization)		its Investment
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Committee;
Member of Board
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
of Friends of the
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
LRC (non-profit
Director of Columbia Equity Financial Corp. (privately held financial advisor)
legal advocacy);

Board Member
and Investment
Member of
Committee
Pulizer Center for
Crisis Reporting
(non-profit journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Bond Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	2010	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Bond Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2010	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Fundsand Invesco
Managed Accounts, LLC
Kelli Gallegos – 1970	2010	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.

T-6	Invesco Bond Fund

Trustees and Officers—(continued)

				Number of	Other
	Trustee			Funds in	Directorship(s)
Name, Year of Birth and	and/or			Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)		Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years		Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment		N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds
Office of the Fund		Investment Adviser	Auditors		Custodian
11 Greenway Plaza, Suite 1000		Invesco Advisers, Inc.	PricewaterhouseCoopers LLP		State Street Bank and Trust Company
Houston, TX 77046-1173		1555 Peachtree Street, N.E.	1000 Louisiana Street, Suite 5800		225 Franklin Street
		Atlanta, GA 30309	Houston, TX 77002-5021		Boston, MA 02110-2801
Counsel to the Fund		Transfer Agent
Stradley Ronon Stevens & Young, LLP		Computershare Trust Company, N.A.
2005 Market Street, Suite 2600		250 Royall Street
Philadelphia, PA 19103-7018		Canton, MA 02021
Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Correspondence information

T-7	Invesco Bond Fund

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website,sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number: 811-02090	VK-CE-BOND-AR-1

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC ("PwC") advised the Audit Committee of the following matters for consideration under the SEC's auditor independence rules. PwC advised the Audit Committee that a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for	Fees Billed for
	Services Rendered to	Services Rendered to
	the Registrant for	the Registrant for
	fiscal year end 2020	fiscal year end 2019
Audit Fees	$40,514	$42,825
Audit-Related Fees	$0	$0
Tax Fees(1)	$27,302	$7,825
All Other Fees	$0	$0

Total Fees	$67,816	$50,650

(1)Tax Fees for the fiscal year end February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences. Tax fees for fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. ("Invesco"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant ("Invesco Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

Fees Billed for Non-
	Audit Services	Fees Billed for Non-Audit
	Rendered to Invesco	Services Rendered to
	and Invesco Affiliates	Invesco and Invesco
	for fiscal year end	Affiliates for fiscal year
	2020 That Were	end 2019 That Were
	Required	Required
	to be Pre-Approved	to be Pre-Approved
	by the Registrant's	by the Registrant's
	Audit Committee	Audit Committee

Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES As adopted by the Audit Committees of the Invesco Funds (the "Funds")

Last Amended March 29, 2017

I.Statement of Principles

The Audit Committees (the "Audit Committee") of the Boards of Trustees of the Funds (the "Board") have adopted these policies and procedures (the "Procedures") with respect to the pre- approval of audit and non-audit services to be provided by the Funds' independent auditor (the "Auditor") to the Funds, and to the Funds' investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, "Service Affiliates").

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S- X requires that the Audit Committee also pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a "Service Affiliate's Covered Engagement").

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate's Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission ("SEC") and other organizations and regulatory bodies applicable to the Funds ("Applicable Rules").1 They address both general pre-approvals without consideration of specific case-by-case services ("general pre-approvals") and pre-approvals on a case-by-case basis ("specific pre- approvals"). Any services requiring pre-approval that are not within the scope of general pre- approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre- approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee's review and approval of General Pre-Approved Non-Audit Services, the Funds' Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

1Applicable Rules include, for example, New York Stock Exchange ("NYSE") rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor's independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements.

V.Pre-Approval of Service Affiliate's Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a "Service Affiliate's Covered Engagement".

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate's Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate's Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate's Covered Engagement must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds' Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds. The Funds' Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate's Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate's Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or

Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate's Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2- 01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds' Treasurer to ensure services and engagements are pre- approved in compliance with these Procedures. The Funds' Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds' Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2- 01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre- approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor's Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

∙Management functions;

∙Human resources;

∙Broker-dealer, investment adviser, or investment banking services ;

∙Legal services;

∙Expert services unrelated to the audit;

∙Any service or product provided for a contingent fee or a commission;

∙Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

∙Tax services for persons in financial reporting oversight roles at the Fund; and

∙Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements:

∙Bookkeeping or other services related to the accounting records or financial statements of the audit client;

∙Financial information systems design and implementation;

∙Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

∙Actuarial services; and

∙Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $4,089,000 for the fiscal year ended February 29, 2020 and $3,550,000 for the fiscal year ended February 28, 2019 for non-audit services not required to be pre-approved by the Registrant's Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $4,806,302 for the fiscal year ended February 29, 2020 and $4,247,825 for the fiscal year ended February 28, 2019.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h)The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to

SEC regulations, if any, is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Invesco's Policy Statement on Global Corporate Governance and Proxy Voting

February, 2020

I.Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company's executives, directors, and shareholders, during which important issues, such as appointments to the company's board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company's operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco's proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients' best interests, which Invesco interprets to mean clients' best economic interests, this Policy and the operating guidelines and procedures of Invesco's regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non- fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients' rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.Applicability of this Policy

This Policy sets forth the framework of Invesco's corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco's investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.Proxy Voting for Certain Fixed Income, Money Market and Index Strategies

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies ("Majority Voting"). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV. Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco's clients or vendors. Under Invesco's Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. "Personal benefit" includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco's products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco's proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco's marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.'s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.2 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionally in other cases where required by law.

V.Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco's performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee ("Global IPAC"). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco's Global Head of ESG. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco's proxy administration and governance team, compliance and legal teams annually communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients' best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the "fund manager portal" and supported by the Global Head of ESG and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related

2Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII. Non-Votes

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:

∙If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;

∙In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities ("share blocking"). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client's temporary inability to sell the security; or

∙Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of- attorney outweigh the benefit of voting a particular proxy.

In addition, there may be instances in which Invesco is unable to vote all of its clients' proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco's general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco's proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company's business and will generally support a board's discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are "bundled" or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A. Shareholder Access and Treatment of Shareholder Proposals – General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company's business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders' rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

∙Gender pay gap proposals

∙Political contributions disclosure/political lobbying disclosure/political activities and action

∙Data security, privacy, and internet issues

∙Report on climate change/climate change action

∙Gender diversity on boards

C.Capitalization Structure Issues

i.Stock Issuances

Invesco generally supports a board's proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients' ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights ("blank check" stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.Stock Splits

Invesco generally supports a board's proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company's industry and performance in terms of shareholder returns.

iii.Share Repurchases

Invesco generally supports a board's proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.Corporate Governance Issues

i.General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

∙Adopt proxy access right

∙Require independent board chairperson

∙Provide right to shareholders to call special meetings

∙Provide right to act by written consent

∙Submit shareholder rights plan (poison pill) to shareholder vote

∙Reduce supermajority vote requirement

∙Remove antitakeover provisions

∙Declassify the board of directors

∙Require a majority vote for election of directors

∙Require majority of independent directors on the board

∙Approve executive appointment

∙Adopt exclusive forum provision

Invesco generally supports a board's discretion to amend a company's articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company's articles if any of the proposed amendments would limit shareholders' rights or there is insufficient information to decide about the nature of the proposal.

ii.Board of Directors

1.Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board's key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients' portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

∙Long-term financial performance of the company relative to its industry

∙Management's track record

∙Background to the proxy contest

∙Qualifications of director nominees (both slates)

∙Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

∙Stock ownership positions in the company

3.Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director "overboarding" (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company's performance and the interest of its shareholders. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors ("overboarding"). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO's own company, excluding the boards of majority-owned subsidiaries of the parent company.

4.Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board's audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5.Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors' liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board's discretion regarding proposals to limit directors' liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

∙a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

∙a majority of independent directors

∙completely independent key committees

∙committee chairpersons nominated by the independent directors

∙CEO performance reviewed annually by a committee of independent directors

∙established governance guidelines

7.Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

9.Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board's ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board's nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii.Audit Committees and Auditors

1.Qualifications of Audit Committee and Auditors

Invesco believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company's financial statements and reports.

2.Auditor Indemnifications

A company's independent auditors play a critical role in ensuring and attesting to the integrity of the company's financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco's support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

D. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client's investment.

i.Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company's remuneration practices align with shareholders' interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management's recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company's executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to replenish shares automatically without shareholder approval.

iv.Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as "golden parachute" arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders' best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives' severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v."Claw Back" Provisions

Invesco generally supports so called "claw back" policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans ("poison pills"), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

∙Provide right to act by written consent

∙Provide right to call special meetings

∙Adopt fair price provision

∙Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as "greenmail") because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company's corporate form or to "go dark" (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors' liability.

Invesco will generally support proposals that ask the board to consider non"shareholder constituencies or other non"financial effects when evaluating a merger or business combination.

PROXY VOTING GUIDELINES

I	Applicable to	All Advisory Clients, including the Invesco
Funds
	Risk Addressed by the	Breach of fiduciary duty to client under
	Guidelines	Investment Advisers Act of 1940 by placing
Invesco's interests ahead of client's best
interests in voting proxies
	Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as
amended
	Last	April 19, 2016
☒Reviewed ☒Revised
by Compliance for Accuracy
	Guideline Owner	U.S. Compliance and Legal
	Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
	Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. ("Invesco") to vote proxies associated with securities held on their behalf (collectively, "Clients").

A. INTRODUCTION

Invesco Ltd. ("IVZ"), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the "Invesco Global Proxy Policy"). The policy describes IVZ's views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS' BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds' board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco's Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis ("GL") and Institutional Shareholder Services, Inc. ("ISS")), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco's proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds' board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms' capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms' stances on key governance and proxy topics and their policy framework/methodologies. Invesco's proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco's policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco's proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm's control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco's general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board's accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called "clawback" provisions.

Auditors and Audit Committee members

Invesco believes a company's audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company's audit committee, or when ratifying a company's auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company's financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders' nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent's ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client's investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company's performance under the executives' tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III. Capitalization

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company's stated reasons for the request. Except where the request could adversely affect the Client's ownership stake or voting rights, Invesco generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients' holdings, so Invesco generally supports a board's discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco's web site, www.invesco.com .  In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of February 29, 2020, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

∙Matthew Brill, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.

∙Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.

∙Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.

∙Scott Roberts, Portfolio Manager, who has been responsible for the Fund since 2012 and has been associated with Invesco and/or its affiliates since 2000.

∙Todd Schomberg, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2016. From 2008 to 2016, he served as a Portfolio Manager and Vice President at Voya Investment Management.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco's portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The 'Investments' chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund's shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager's immediate family members sharing the same household). The 'Assets Managed' chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies;

(ii)other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 29, 2020 (unless otherwise noted):

Dollar Range
Portfolio Manager	of Investments
in the Fund
Invesco Bond Fund
Matthew Brill	$50,001 - $100,000
Chuck Burge	None
Michael Hyman	None
Scott Roberts	None
Todd Schomberg	None

Assets Managed

The following information is as of February 29, 2020 (unless otherwise noted):

	Other Registered		Other Pooled			Other
	Investment		Investment Vehicles			Accounts
Portfolio	Companies Managed		Managed			Managed
Manager	Number	Assets	Number	Assets	Number	Assets
	of	(in	of	(in	of
						(in millions)
	Accounts	millions)	Accounts	millions)	Accounts

		Invesco Bond Fund
Matthew Brill	8	$12,637.5	6	$2,806.9	None	None
Chuck Burge	12	$26,599.9	3	$5,485.8	1	$165.6
Michael Hyman	9	$12,824.1	10	$3,167.6	None	None

Scott Roberts	6	$8,222.1	5	$1,033.9	None	None
Todd Schomberg	3	$4,495.2	7	$3,321.9	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period1
Invesco 2	One-, Three- and Five-year performance
Invesco Deutschland	against Fund peer group
Invesco Hong Kong2
Invesco Asset Management
Invesco India
Invesco Listed Real Assets Division2
Invesco Senior Secured2,3	Not applicable
Invesco Capital2,4
Invesco Canada2	One-year performance against Fund peer
group
Three- and Five-year performance against
entire universe of Canadian funds
Invesco Japan5	One-, Three- and Five-year performance

1Rolling time periods based on calendar year-end.

2Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

3Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.

4Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

5Portfolio Managers for Invesco Pacific Growth Fund's compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.
ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of April 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer
("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the
Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c)
under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of
April 14, 2020, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on
Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2)
that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant's internal control over financial reporting
(as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.
ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 13.	EXHIBITS.
13(a) (1)	Code of Ethics.
13(a) (2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the
Sarbanes-Oxley Act of 2002.
13(a) (3)	Not applicable.
13(a) (4)	Not applicable
13(b)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the
Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020
By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer
Date:	May 6, 2020